SCHEDULE 14C INFORMATION
               INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Check  the  appropriate  box:
/  X  /     Preliminary  Information  Statement
/     /     Confidential, for  Use  of the Commission Only (as permitted by Rule
            14c-5(d)(2))
/     /     Definitive  Information  Statement

                            OMNI NUTRACEUTICALS, INC.

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Payment  of  Filing  Fee  (Check  the  appropriate  box):

/  x  /     No  fee  required.
/    /     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)     Title  of  each  class  of  securities to which transaction applies:


     2)     Aggregate  number  of  securities  to  which  transaction  applies:


     3)     Per  unit  price  or  other underlying value of transaction computed
pursuant  to  Exchange Act          Rule 0-11 (Set forth the amount on which the
filing  fee  is  calculated  and  state  how  it  was          determined):


     4)     Proposed  maximum  aggregate  value  of  transaction:


     5)     Total  fee  paid:



/    /     Fee  paid  previously  with  preliminary  materials.
/    /     Check  box  if  any part of the fee is offset as provided by Exchange
Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount  Previously  Paid:


     2)     Form,  Schedule  or  Registration  Statement  No.:


     3)     Filing  Party:


     4)     Date  Filed:

                            OMNI NUTRACEUTICALS, INC.
                              5310 BEETHOVEN STREET
                          LOS ANGELES, CALIFORNIA 90066

                              INFORMATION STATEMENT

                                  INTRODUCTION

     This information statement is being mailed or otherwise furnished to stockholders of Omni Nutraceuticals, Inc., a Utah corporation (the "Company"), in connection with the prior receipt by the Board of Directors of approval by written consent of the holders of a majority of the Company's Common Stock (the "Voting Capital Stock") of a proposal (the "Proposal") to approve an amendment (the "Amendment") to the Certificate of Incorporation to change the name of the Company to "Healthzone.com, Inc."

     The Board of Directors believes that it is advisable and in the best interests of the Company to change the name of the Company to reflect its proposed new business operating structure and plans.

     This information statement is being first sent to stockholders on or about April __, 2000. The Company anticipates that the Amendment will become effective on or about May __, 2000.

     WE  ARE  NOT  ASKING  YOU  FOR  A  PROXY
     AND  YOU  ARE  REQUESTED  NOT  TO  SEND  US  A  PROXY

VOTE  REQUIRED

     The vote which was required to approve the Proposal was the affirmative vote of the holders of a majority of the Company's Voting Capital Stock. Each holder of Common Stock is entitled to one (1) vote for each share held.

     The record date for purposes of determining the number of outstanding shares of Common Stock of the Company, and for determining stockholders entitled to vote, is the close of business on April 17, 2000 (the "Record Date"), the day on which the Board of Directors of the Company adopted the resolution setting forth and recommending the Amendment. As of the Record Date, the Company had outstanding 28,894,617 shares of Common Stock. Holders of the shares have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the Common Stock is American Securities Transfer and Trust, 938 Quail Street, Suite 101, Lakewood, CO 80215-5513.

                PROPOSAL  TO  CHANGE  THE  NAME  OF  THE  COMPANY

GENERAL

     On April 17, 2000, the Board of Directors approved, subject to stockholder approval, an Amendment to the Company's Certificate of Incorporation to change the name of the Company from Omni Nutraceuticals, Inc. to Healthzone.com, Inc. On April 17, 2000, the Proposal was approved by written consent of a holders of a majority of the Company's common stock.

     The proposal will be effectuated by deleting ARTICLE I of the Company's Articles of Incorporation in its entirety and inserting in lieu thereof a new
ARTICLE  I  to  read  as  follows:

                                "ARTICLE  I
                                   NAME

     The  name  of  the  Corporation  shall  be:  Healthzone.com,  Inc."

APPROVAL  OF  NAME  CHANGE

     On April 17, 2000, the Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's Voting Capital Stock for action by written consent the proposed amendment to Article I of the Company's Certificate of Incorporation to change the name of the Company from Omni Nutraceuticals, Inc. to Healthzone.com, Inc. The Board of Directors has fixed the close of business on April 17, 2000 as the record date for the determination of shareholders who are entitled to give consent and receive this information statement. As of the Record Date, the Company had outstanding 28,894,617 shares of Common Stock held by approximately 187 shareholders of record.

     The Board of Directors believes that it is advisable and in the Company's best interests that its name reflect the proposed new business of the Company, which will be an internet based distribution of branded natural health, herbal and nutritional supplements designed and formulated to address the dietary needs of the general public. The name change is a logical, synergistic step toward the Company's success in its proposed internet distribution of products.

CERTAIN  MATTERS  RELATED  TO  THE  PROPOSAL

     The Amendment will become effective upon filing the Amendment to the Company's Certificate of Incorporation, anticipated to be approximately 21 days after this Information Statement has been distributed to the Company's stockholders.

                            SECURITY  OWNERSHIP  OF
                  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth certain information known to the Company regarding the beneficial ownership of each class of the Company's voting securities as of March 31, 2000, by (a) each beneficial owner of more than 5% of the Company's Common Stock, (b) the executive officers of the Company; (c) each director of the Company and (d) all directors and executive officers of the Company as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.





                                                                            Amount and
                                                                            Nature of
Title of                                                                    Beneficial      Percent of
Class                   Name and Address of Beneficial Owner                Ownership (1)     Class
---------               ------------------------------------                -------------     ------


Common                    R. Lindsey Duncan                                  6,806,369         23.6%
Stock                     1750 Chastain Parkway
                          Pacific Palisades, CA 90066 (1)(2)(3)(4)


Common                    Klee and Margareth Irwin                          14,688,335         43.5%
Stock                     7825 Veragua Drive
                          Playa del Rey, CA 90293
------------------------------------------

DIRECTORS AND EXECUTIVE OFFICERS


Common                     Klee Irwin (5)                                    See above
Stock
------------------------------------------

Common                     Louis Mancini (2)                                          0         0.0%
Stock
------------------------------------------

Common                     Christof Ballin (6)                                   15,000           *
Stock
------------------------------------------

Common                      Martin Sumichrast (7)                                     0         0.0%
Stock
------------------------------------------

Common                      Jonathan Diamond                                     25,000            *
Stock
------------------------------------------

Common                      Santos Panzarella                                         0         0.0%
Stock
------------------------------------------

Common                      Andrew Vollero (3)                                   25,000            *
Stock
------------------------------------------

Common                      Albert Kashani                                             0        0.0%
Stock
------------------------------------------


Common                      All Directors and Officers as a group (eight     21,559,704        74.6%
Stock                                                             persons)


(1) Includes 405,839 shares of Common Stock owned by Cheryl Duncan, Mr. Duncan's wife. Mr. Duncan disclaims beneficial ownership of such shares.
(2)     Options  have  been  cancelled  pursuant  to  a  termination  agreement.
(3) Became a director of Omni Nutraceuticals effective October 8, 1999. Includes 4,803,340 shares of common stock registered in the names of R. Lindsey Duncan and Cheryl Wheeler over which Mr. Vollero exercises an irrevocable proxy.
(4) Served as an executive officer of Omni Nutraceuticals during 1999. Resigned effective March 12, 2000.
(5) Resigned as an officer of Omni Nutraceuticals effective April 20, 1999. Became Chief Executive Officer of the Company on March 12, 2000.
(6)     Became  a  director  on  March  12,  2000.
(7) Became a director on March 12, 2000 and resigned from the board April 10, 2000.




                     BY  ORDER  OF  THE  BOARD  OF  DIRECTORS


                     /s/ Klee Irwin
                         Klee  Irwin
                         President  and  Chief  Executive  Officer,  Director
April  27,  2000
Los  Angeles,  California